Sub-Item 77Q1(e):

Investment Advisory Agreement dated October 2, 2017 between the Registrant and Beacon Investment Advisory Services., Inc., on behalf of the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund is hereby incorporated by reference to Exhibit 99.28.(D)(7) to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2017, accession number: 0001398344-17-012474.